                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                    ________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        January 4, 1995
                                                 ------------------------------


                             TJ INTERNATIONAL, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                      0-7469                82-0250992
---------------------------------   -----------------     --------------------
 (State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


      380 E. ParkCenter Blvd., Suite 300, Boise, Idaho              83706
----------------------------------------------------------    ----------------
          (Address of Principal Executive Offices)               (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (208) 345-8500
                                                   ----------------------------



                         Exhibit Index appears on Page 3

                                  [Page 1 OF 4]


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Item 5.   OTHER EVENTS.

     On January 4, 1995, TJ International, Inc. issued a press release announcing that Tom Denig will replace current President and CEO Walter C. Minnick, who is resigning effective January 31, 1995.

Item 7.   EXHIBITS.

     EXHIBIT NO.         DESCRIPTION OF EXHIBIT
     -----------         ----------------------

          99             Text of Press Release dated January 4, 1995


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TJ INTERNATIONAL, INC.,  Registrant



Dated:  January 9, 1995            By:  /s/ Valerie A. Heusinkveld
                                      ----------------------------------------
                                          Valerie A. Heusinkveld,
                                          Vice President, Finance, and
                                          Chief Financial Officer


                                  [Page 2 of 4]


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                                  EXHIBIT INDEX

                                                                 Sequentially
Exhibit No.    Description of Exhibit                            Numbered Page
-----------    ----------------------                            -------------

    99         Text of Press Release dated January 4, 1995            4






                                  [Page 3 of 4]